SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report:     March 3, 1997





                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)





     Delaware                      1-10315                  63-0860407
     --------                      -------                  ----------
    (State or Other               (Commission             (I.R.S. Employer
Jurisdiction of Incorporation     File Number)           Identification No.)
    or Organization)



One HealthSouth Parkway
  Birmingham, Alabama                                       35243
  -------------------                                       -----
(Address of Principal                                     (Zip Code)
  Executive Offices)



Registrant's Telephone Number,                         (205) 967-7116
    Including Area Code:


Two Perimeter Park South
  Birmingham, Alabama
  -------------------
(Former Address of the
     Registrant)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS



          Effective March 3, 1997, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), through its wholly-owned subsidiary, Hammer Acquisition Corporation, a Delaware corporation (the "Subsidiary"), completed the acquisition of Health Images, Inc., a Delaware corporation ("Health Images"), through a merger of the Subsidiary into Health Images. As contemplated by the terms of the Plan and Agreement of Merger by and among the parties, Health Images is the surviving corporation in the merger, and is wholly owned by the Company. Health Images stockholders received .446 shares of the Common Stock, par value $.01 per share, of the Company for each share of the Common
Stock, par value $.01 per share, of Health Images held by them. Based on the price of HEALTHSOUTH Common Stock on the last business day preceding the effective date of the merger and the number of outstanding Health Images shares, the exchange ratio represents a value of $18 per share to Health Images's stockholders, resulting in an approximate value of the transaction of $210,000,000.

          Prior to consummation of the acquisition, Health Images operated a network of 49 diagnostic imaging centers in the United States and six centers in England.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS



          (a)  Financial Statements of Businesses Acquired.

          The required audited consolidated financial statements of Health Images at December 31, 1995 and the periods then ended were filed with Health Images' Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of Health Images at September 30, 1996, and the period then ended, were filed with Health Images' Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and are hereby incorporated herein by reference.


          (b)  Pro Forma Financial Information

          The required pro forma consolidated financial information is as set forth under the description "SELECTED PRO FORMA FINANCIAL INFORMATION" beginning on p. 38 of the Company's Registration Statement on Form S-4 (Reg. No. 333-19439) dated January 29, 1997, and is hereby incorporated by reference.

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
          (c)  Exhibits.

               (2) Plan and Agreement of Merger, dated as of December 2, 1996, by and among HEALTHSOUTH Corporation, Hammer Acquisition Corporation and Health Images Inc., filed as Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-19439), as filed with the Commission on January 29, 1997, is hereby incorporated herein by reference.



          THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT TO THE PLAN AND AGREEMENT OF MERGER, INCORPORATED BY REFERENCE HEREIN AS EXHIBIT (2).




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
                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 13, 1997



                                        HEALTHSOUTH Corporation



                                        By  /s/         William W. Horton
                                          --------------------------------------
                                                        William W. Horton
                                                       Senior Vice President




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